     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 1999

                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------

                                   FORM SB-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               LAUNCH MEDIA, INC.
              (EXACT NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

            DELAWARE                            7375                           95-4463753
   (STATE OR JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER)
 INCORPORATION OR ORGANIZATION      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

                            2700 PENNSYLVANIA AVENUE
                         SANTA MONICA, CALIFORNIA 90404
                                 (310) 526-4300
         (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                ROBERT D. ROBACK
                                   PRESIDENT
                               LAUNCH MEDIA, INC.
                            2700 PENNSYLVANIA AVENUE
                         SANTA MONICA, CALIFORNIA 90404
                                 (310) 526-4300
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

            JAMES M. KOSHLAND, ESQ.                         KENNETH L. GUERNSEY, ESQ.
             SCOTT M. STANTON, ESQ.                           CYDNEY S. POSNER, ESQ.
            WILLIAM A. RODONI, ESQ.                         MICHAEL W. HAUPTMAN, ESQ.
        GRAY CARY WARE & FREIDENRICH LLP                        COOLEY GODWARD LLP
              400 HAMILTON AVENUE                         ONE MARITIME PLAZA, 20TH FLOOR
        PALO ALTO, CALIFORNIA 94301-1825                 SAN FRANCISCO, CALIFORNIA 94111
                 (650) 328-6561                                   (415) 693-2000

    APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE


=======================================================================================================================
      TITLE OF EACH CLASS OF            AMOUNT TO BE        OFFERING PRICE      MAXIMUM AGGREGATE        AMOUNT OF
    SECURITIES TO BE REGISTERED          REGISTERED            PER SHARE         OFFERING PRICE      REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
Common Stock ($0.001 par value )...      100,000(1)             $22.00             $2,200,000             $612(1)
=======================================================================================================================



(1) 3,910,000 shares were registered under Securities Act Registration Statement No. 333-72433, whereby a filing fee of $15,218 was previously paid.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


    This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by Launch Media, Inc.(the "Company"). In accordance with General Instruction V to Form S-1 and Rules 462(b) and Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form SB-2 (Registration No. 333-72433) which was declared effective by the Commission on April 22, 1999 relating to the offering of up to 3,400,000 shares of Common Stock of the Company plus up to 510,000 shares that may be sold pursuant to the Underwriters' over-allotment option.


                                 CERTIFICATION

    The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on April 23, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than April 23, 1999.
================================================================================

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, Launch certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this registration statement to be signed on its behalf by the undersigned, in the City of Santa Monica, State of California, on the 23rd day of April, 1999.

                                              LAUNCH MEDIA, INC.

                                              By:  /s/ DAVID B. GOLDBERG*
                                                --------------------------------
                                                  David B. Goldberg
                                                  Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                      SIGNATURE                                TITLE                DATE
                      ---------                                -----                ----

               /s/ DAVID B. GOLDBERG*                     Chief Executive      April 23, 1999
-----------------------------------------------------   Officer and Director
                  David B. Goldberg                     (Principal Executive
                                                              Officer)

                /s/ ROBERT D. ROBACK*                  President and Director  April 23, 1999
-----------------------------------------------------
                  Robert D. Roback

               /s/ JEFFREY M. MICKEAL                     Chief Financial      April 23, 1999
-----------------------------------------------------    Officer (Principal
                 Jeffrey M. Mickeal                        Financial and
                                                        Accounting Officer)

                  /s/ THOMAS HOEGH*                           Director         April 23, 1999
-----------------------------------------------------
                    Thomas Hoegh

                  /s/ SERGIO ZYMAN*                           Director         April 23, 1999
-----------------------------------------------------
                    Sergio Zyman

               /s/ RICHARD D. SNYDER*                         Director         April 23, 1999
-----------------------------------------------------
                  Richard D. Snyder

             *By: /s/ JEFFREY M. MICKEAL                                       April 23, 1999
-----------------------------------------------------
        Jeffrey M. Mickeal, Attorney-in-Fact

INDEX TO EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


    EXHIBIT
    NUMBER                       DESCRIPTION OF DOCUMENT
    -------                      -----------------------
     5.1       Opinion of Gray Cary Ware & Freidenrich LLP.
    23.1       Consent of PricewaterhouseCoopers LLP, Independent Auditors.
    23.2       Consent of Moss Adams.
    23.3       Consent of Gray Cary Ware & Freidenrich LLP (included in
               Exhibit 5.1).
    24.1*      Power of Attorney.


---------------
* Incorporated by reference to Registration Statement on Form SB-2 (File No. 333-72433).